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                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Selected consolidated financial data" and "Experts" and to the use of our report dated January 23, 2000, incorporated by reference in the Registration Statement (Form S-1) of Sequenom, Inc. for the registration of 287,500 shares of common stock.

                                          /s/ Ernst & Young LLP
                                          ERNST & YOUNG LLP

San Diego, California
January 27, 2000